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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 22, 2003

                       PEGASUS COMMUNICATIONS CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

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

            Delaware                        0-32383                         23-3070336
--------------------------------  ----------------------------  -------------------------------------
  (State or Other Jurisdiction      (Commission File Number)      (IRS Employer Identification No.)
        of Incorporation)
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      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania 19004
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               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code: 888-438-7488
                                                            ------------

          (Former Name or Former Address, if Changed Since Last Report)
--------------------------------------------------------------------------------


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Item 5.    Other Events and Required FD Disclosure.
           ---------------------------------------

         In connection with our lawsuit against DIRECTV, Inc., DIRECTV, Inc. filed four summary judgment motions on September 11, 2002 with the United States District Court, Central District of California. The motions covered a broad range of claims in the case, including 1) the term of the agreement between the National Rural Telecommunications Cooperative and DIRECTV, Inc., 2) the right of first refusal as it relates to our subsidiaries, Pegasus Satellite Television, Inc. and Golden Sky Systems, Inc., 3) the right to distribute the premiums, and
4) damages relating to the premiums, launch fees, and advanced services claims. On May 22, 2003, the Court issued its summary judgment rulings. On May 23, 2003, we issued a press release relating to the summary judgment rulings. The press release is attached to this Form 8-K as Exhibit 99.1.

Set forth below is an updated description of (i) the DIRECTV, Inc. litigation and (ii) the patent infringement lawsuit filed by Pegasus Development Corporation, a subsidiary, and Personalized Media Communications, L.L.C., in the United States District Court, District of Delaware against DIRECTV, Inc., Hughes Electronics Corporation, Thomson Consumer Electronics, and Philips Electronics North America Corporation.


DIRECTV Litigation:

National Rural Telecommunications Cooperative

         Our subsidiaries, Pegasus Satellite Television ("PST") and Golden Sky Systems ("GSS"), are affiliates of the National Rural Telecommunications Cooperative ("NRTC") that participate through agreements in the NRTC's direct broadcast satellite program. "DIRECTV" refers to the programming services provided by DIRECTV, Inc.

         On June 3, 1999, the NRTC filed a lawsuit in United States District Court, Central District of California against DIRECTV, Inc. seeking a court order to enforce the NRTC's contractual rights to obtain from DIRECTV, Inc. certain premium programming formerly distributed by United States Satellite Broadcasting Company, Inc. for exclusive distribution by the NRTC's members and affiliates in their rural markets. On July 22, 1999, DIRECTV, Inc. filed a counterclaim seeking judicial clarification of certain provisions of DIRECTV, Inc.'s contract with the NRTC. On August 26, 1999, the NRTC filed a separate lawsuit in United States District Court, Central District of California against DIRECTV, Inc. claiming that DIRECTV, Inc. had failed to provide to the NRTC its share of launch fees and other benefits that DIRECTV, Inc. and its affiliates have received relating to programming and other services. The NRTC and DIRECTV, Inc. have also filed indemnity claims against one another that pertain to the alleged obligation, if any, of the NRTC to indemnify DIRECTV, Inc. for costs incurred in various lawsuits described herein. These claims have been severed from the other claims in the case and will be tried separately.

         DIRECTV, Inc. is seeking as part of its counterclaim a declaratory judgment that the term of the NRTC's agreement with DIRECTV, Inc. is measured only by the life of DBS-1, the first DIRECTV satellite launched, and not the orbital lives of the other DIRECTV satellites at the 101(degree) W orbital location. If DIRECTV, Inc. were to prevail on its counterclaim, any failure of DBS-1 could have a material adverse effect on our DIRECTV rights. On May 22, 2003, the court issued an order denying DIRECTV, Inc.'s motion for summary judgment relating to the term of the agreement. While the NRTC has a right of first refusal to receive certain services after the term of NRTC's agreement

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with DIRECTV, Inc., the scope and terms of this right of first refusal are also being disputed as part of DIRECTV, Inc.'s counterclaim. On December 29, 1999, DIRECTV, Inc. filed a motion for partial summary judgment seeking an order that the right of first refusal does not include programming services and is limited to 20 program channels of transponder capacity. On January 31, 2001, the court issued an order denying DIRECTV Inc.'s motion for partial summary judgment relating to the right of first refusal.

         On July 3, 2002, the court granted a motion for summary judgment filed by DIRECTV, Inc., holding that the NRTC is liable to indemnify DIRECTV, Inc. for the costs of defense and liabilities that DIRECTV, Inc. incurs in a patent case filed by Pegasus Development Corporation ("PDC") and Personalized Media Communications, L.L.C. ("Personalized Media") in December 2000 in the United States District Court, District of Delaware against DIRECTV, Inc., Hughes Electronics Corporation ("Hughes"), Thomson Consumer Electronics ("Thomson"), and Philips Electronics North America Corporation ("Philips"). See below for further information on this litigation. In February 2003, the United States District Court, District of Delaware granted PDC's and Personalized Media's motion for leave to amend the complaint to exclude relief for the delivery nationwide, using specified satellite capacity, of services carried for the NRTC, plus any other services delivered through the NRTC to subscribers in the NRTC's territories. The NRTC filed a motion with the United States District Court, Central District of California to reconsider its July 3, 2002 decision that the NRTC indemnify DIRECTV, Inc. for DIRECTV, Inc.'s costs of defense and liabilities from the patent litigation. That motion is scheduled for hearing June 2, 2003.

Pegasus Satellite Television and Golden Sky Systems

         On January 10, 2000, PST and GSS filed a class action lawsuit in federal court in Los Angeles against DIRECTV, Inc. as representatives of a proposed class that would include all members and affiliates of the NRTC that are distributors of DIRECTV. The complaint contained causes of action for various torts, common counts, and declaratory relief based on DIRECTV, Inc.'s failure to provide the NRTC with certain premium programming, and on DIRECTV, Inc.'s position with respect to launch fees and other benefits, term, and right of first refusal. The complaint sought monetary damages and a court order regarding the rights of the NRTC and its members and affiliates. On February 10, 2000, PST and GSS filed an amended complaint, and withdrew the class action allegations to allow a new class action to be filed on behalf of the members and affiliates of the NRTC. The amended complaint also added claims regarding DIRECTV Inc.'s failure to allow distribution through the NRTC of various advanced services, including Tivo. The new class action was filed on February 29, 2000. The court certified the plaintiff's class on December 28, 2000. On March 9, 2001, DIRECTV, Inc. filed a counterclaim against PST and GSS, as well as the class members, seeking two claims for relief: 1) a declaratory judgment whether DIRECTV, Inc. is under a contractual obligation to provide PST and GSS with services after the expiration of the term of their agreements with the NRTC and 2) an order that DBS-1 is the satellite (and the only satellite) that measures the term of PST's and GSS' agreements with the NRTC. On October 29, 2001, the Court denied DIRECTV's motion for partial summary judgment on its term counterclaim. On June 20, 2001, PST and GSS filed a second amended complaint, updating the claims asserted in the earlier complaints.

         On June 22, 2001, DIRECTV, Inc. brought suit against PST and GSS in Los Angeles County Superior Court for breach of contract and common counts. The lawsuit pertains to the seamless marketing agreement dated August 9, 2000, as amended, between DIRECTV, Inc. and PST and GSS. On July 13, 2001, PST and GSS terminated the seamless marketing agreement. The seamless marketing agreement provided seamless marketing and sales for DIRECTV retailers and distributors. On July 16, 2001, PST and GSS filed a cross complaint against DIRECTV, Inc. alleging, among other things, that 1) DIRECTV, Inc. breached the seamless marketing agreement and 2) DIRECTV, Inc. engaged in unlawful and/or unfair business practices, as defined in Section 17200, et seq. of the California Business and Professions Code. This suit has since been removed to the United States District Court, Central District of California. On September 16, 2002, PST and GSS filed first amended counterclaims against DIRECTV, Inc. Among other things, the first amended counterclaims added claims for 1) rescission of the seamless marketing agreement on the ground of fraudulent inducement, 2) specific performance of audit rights, and 3) punitive damages on the breach of the implied covenant of good faith claim. In addition, the first amended counterclaims deleted the business and professions code claim and the claims for tortious interference that were alleged in the initial cross complaint. On November 5, 2002 the court granted DIRECTV, Inc.'s motion to dismiss 1) the specific performance claim and 2) the punitive damages allegations on the breach of the implied covenant of good faith claim. The court denied DIRECTV, Inc.'s motion to dismiss the implied covenant of good faith claim in its entirety.

         DIRECTV, Inc. filed four summary judgment motions on September 11, 2002 against the NRTC, the class members, and PST and GSS on a variety of issues in the case. The motions cover a broad range of claims in the case, including 1) the term of the agreement between the NRTC and DIRECTV, Inc., 2) the right of first refusal as it relates to PST and GSS, 3) the right to distribute the premiums, and 4) damages relating to the premiums, launch fees, and advanced services claims. These motions were argued on May 5, 2003 and decided on May 22, 2003. As a result of these and earlier rulings, the term of the agreement, the content of the right of first refusal, and plaintiffs rights to launch fees and advanced services and to distribute premiums will all be determined at trial. The court dismissed PST's tort and punitive damage claims and certain aspects of PST's unfair business practices claim. The court also ruled that DIRECTV, Inc. has no obligation to provide PST with services after the Member Agreements between PST and NRTC expire, except that the ruling does not affect: (1) obligations NRTC has or may have to PST under the Member Agreements or otherwise; (2) obligations DIRECTV has or may have in the event it steps into the shoes of NRTC as the provider of services to PST; or (3) fiduciary or cooperative obligations to deliver services owed PST by DIRECTV through NRTC.

         Pursuant to the court's order of December 17, 2002, the parties stipulated on December 20, 2002 to participate in mediation proceedings presided over by a mutually agreeable mediator. The mediation is ongoing.

         Both of the NRTC's lawsuits against DIRECTV, Inc. have been consolidated for discovery and pretrial purposes. All five lawsuits discussed above, including both lawsuits brought by the NRTC, the class action, and PST's and GSS' lawsuit (but excluding the indemnity lawsuits), are pending before the same judge. The court has set a trial date of June 3, 2003, although the court has vacated all pretrial dates. It is not clear which of the lawsuits will be tried together.

Patent Infringement Litigation:

         On December 4, 2000, PDC and Personalized Media filed a patent infringement lawsuit in the United States District Court, District of Delaware against DIRECTV, Inc., Hughes, Thomson, and Philips. Personalized Media is a company with which PDC has a licensing arrangement. PDC and Personalized Media are seeking injunctive relief and monetary damages for the defendants' alleged patent infringement and unauthorized manufacture, use, sale, offer to sell, and importation of products, services, and systems that fall within the scope of Personalized Media's portfolio of patented media and communications technologies, of which PDC is an exclusive licensee within a field of use. The technologies covered by PDC's exclusive license include services distributed to consumers using certain Ku band BSS frequencies and Ka band frequencies, including frequencies licensed to affiliates of Hughes and used by DIRECTV, Inc. to provide services to its subscribers. We are unable to predict the possible effects of this litigation on our relationship with DIRECTV, Inc.

         DIRECTV, Inc. also filed a counterclaim against PDC alleging unfair competition under the federal Lanham Act. In a separate counterclaim, DIRECTV, Inc. alleged that both PDC's and Personalized Media's patent infringement lawsuit constitutes "abuse of process." Those counterclaims have since been dismissed by the court or voluntarily by DIRECTV, Inc. Separately, Thomson has filed counterclaims against PDC, Personalized Media, Gemstar-TV Guide, Inc. (and two Gemstar-TV Guide affiliated companies, TVG-PMC, Inc. and Starsight Telecast, Inc.), alleging violations of the federal Sherman Act and California unfair competition law as a result of alleged licensing practices.

         The Judicial Panel on Multidistrict Litigation subsequently transferred Thomson's antitrust/unfair competition counterclaims to an ongoing Multidistrict Litigation in the United States District Court for the Northern District of Georgia. The Panel found that these counterclaims presented common questions of fact with actions previously consolidated for pretrial proceedings in the Northern District of Georgia and that including Thomson's claims in the coordinated pretrial proceedings would promote the just and efficient conduct of the litigation. Discovery has been ongoing regarding Thomson's counterclaims. All parties to the Thomson claims have filed written responses to discovery requests, produced documents, and served expert reports. Most expert depositions will be held in May 2003, and all discovery closes at the beginning of June 2003. The deadline for filing summary judgment motions is July 3, 2003.

         Pretrial proceedings continue in the Delaware litigation, and discovery is ongoing. The court decided several important motions in favor of PDC and Personalized Media. The court granted PDC and Personalized Media's motion for leave to amend the complaint to limit the relief sought and it also granted their motion to bifurcate the trial into two proceedings to address the patent and antitrust issues separately. The court denied a motion originally brought by DIRECTV, Inc. and Hughes, which was later joined by Thomson and Philips, for partial summary judgment under the doctrine of prosecution laches.

         In March 2003, a hearing was held before a special master appointed by the Delaware district court to recommend constructions of disputed terms in the patent claims in suit. On March 24, 2003, the special master issued his report, recommending claim constructions largely favorable to the plaintiffs. The report of the special master is subject to review by the district judge.

         In April 2003, the United States Patent and Trademark Office granted a petition filed by defendant Thomson seeking reexamination of one of the patents in suit in the Delaware litigation. Additional petitions seeking reexamination of other patents in suit have either already been filed by Thomson, or are anticipated to be filed in the near future. On April 14, 2003, the defendants filed a motion in the Delaware district court seeking a stay of the patent litigation pending completion of reexamination proceedings. On May 14, 2003, the Delaware district court granted defendants' motion.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

           (c) Exhibits.

               99.1 Pegasus Communications Corporation's press release dated
                    May 23, 2003.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PEGASUS COMMUNICATIONS CORPORATION


                                             By       Scott A. Blank
                                               --------------------------------
                                                      Scott A. Blank,
                                                      Senior Vice President


May 23, 2003

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Pegasus Communications Corporation's press release dated
                  May 23, 2003.



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